

PLUMAS BANCORP

INVESTOR PRESENTATION

Forward Looking Statements Disclaimer



Forward-looking statements are based on management's knowledge and belief as of today and include information concerning Plumas Bancorp's possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward-looking statements are subject to risks and uncertainties. For a discussion of factors which could cause results to differ, please see Plumas Bancorp's reports on Forms 10-K and 10-Q as filed with the Securities and Exchange Commission and the Company's press releases. Readers should not place undue reliance on the forward-looking statements, which reflect management's view only as of the date hereof. Plumas Bancorp undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances.

Index





Plumas Bank Administration Building, Quincy

Overview

NASDAQ Symbol: PLBC

Total Assets: $1 billion

Headquartered: Quincy, CA

Bank Branches: 13

Year Established: 1980

PLUMAS BANCORP



Redding
Anderson
Chico
Susanville
Chester
Greenville
Quincy
Portola
Reno
Carson City
Truckee
South Lake Tahoe
Yuba City
Sacramento
Eureka

PLUMAS BANCORP

Management Team



Quincy

Andrew Ryback



President & CEO
Years at Plumas Bank – 19

Richard Belstock



EVP Chief Financial Officer
Years at Plumas Bank – 14

B.J. North



EVP Chief Banking Officer
Years at Plumas Bank - 12

Aaron Boigon



EVP Chief Information Officer
Years at Plumas Bank - 7

Jeff Moore



EVP Chief Credit Officer
Years at Plumas Bank - 2

PLUMAS BANCORP

Business Model

- Branch network of 13 full-service branches and 3 lending offices.
- Predominant focus on personal service with a wide range of deposit products for the retail and commercial markets.
- Reduce costs by increasing mobile and online banking services.
- Lending services include:
  - Business - term real estate, commercial, industrial term
  - Agricultural
  - Government-guaranteed
  - Retail - consumer, auto, home equity



Business Lending



Agricultural Lending



Government-Guaranteed



Retail Lending

Focus on small to middle market businesses.



Patterson Lake

The Big Picture



Calpine Meadow

- Growth of 11% in 2019
- Net Interest Income Expansion of $4.4 million
- Net Interest Margin Improved to 4.75% vs. Bank Peers at 3.25%*

* Average for CA Banks $500M-$1B

PLUMAS BANCORP



Net Income
Thousands
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$5,818
$7,474
$8,189
$13,992
$15,512
2015
2016
2017
2018
2019



Burney Falls

- Non-Interest Income streams comprised primarily of:
  - Service Charges on Deposit Accounts
  - Interchange Revenue
  - Gains on Sale of SBA Loans
  - Loan Servicing Fees

PLUMAS BANCORP



Non-Interest Income
Thousands
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
2015
2016
2017
2018
2019
$2,368
$1,586
$1,942
$562
$1,257
$2,291
$1,740
$1,770
$642
$1,209
$2,467
$1,987
$2,039
$731
$1,056
$2,576
$2,174
$1,903
$800
$1,428
$2,695
$2,374
$867
$760
$1,439
Srvc Chrgs on Dpst Accnts
Interchange Revenue
Gain on Sale of SBA 7a Loans
Loan Srvc Fees
Other Income



Spanish Creek

- ROE leads Bank Peers at 18.7% in 2019
- Improved Earnings
- Efficient use of Capital

PLUMAS BANCORP

Return on Bank's Equity



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2015
2016
2017
2018
2019
11.6%
13.5%
13.7%
20.8%
18.7%
8.6%
7.4%
6.0%
10.8%
11.1%
Plumas Bank
CA Banks $500M-$1B



Lake Almanor

- Stock Price has increased 230% in the last 5 years
- Attributable to:
  - Earnings Growth
  - Asset Quality Improvement
  - Expense Management
  - Capital Management
  - Expansion Opportunities
  - Re-establishment of Growing Dividend
- PE Ratio lags Bank Peers

PLUMAS BANCORP

Stock Price to Earnings per Share



20
18
16
14
12
10
8
6
4
2
0
12/31/2015
12/31/2016
12/31/2017
12/31/2018
12/31/2019
Plumas Bancorp
CA Banks $500M-$1B



Mount Shasta

Deposits and Loans

PLUMAS BANCORP

Deposit Trends and Current Composition

RECORD LEVEL OF DEPOSITS

ALL CORE, NO BROKERED DEPOSITS



$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Millions
$527
$582
$663
$727
$747
$904
2015
2016
2017
2018
2019
2020 Q2

AVERAGE INTEREST-BEARING DEPOSITS RATE IS 0.21%



Time 4%
Money Market 12%
NOW 13%
Non-Interest Bearing 47%
Savings 24%

Balances as of June 30, 2020

Loan Trends and Current Composition

PLUMAS BANCORP

RECORD LEVEL OF LOAN BALANCES

PORTFOLIO AVERAGE YIELD 5.19%



$800
$700
$600
$500
$400
$300
$200
$100
$0
Millions
$401
$461
$487
$566
$620
$742
2015
2016
2017
2018
2019
2020 Q2

DIVERSIFIED, GROWING LOAN PORTFOLIO

62% OF PORTFOLIO BALANCE IS VARIABLE RATE

OF WHICH 38% ARE AT A FLOOR RATE



RE/Construction 3%
Other 2%
Home Equity Lines 5%
CRE/Multi Family 7%
Commercial 6%
Agricultural 10%
Indirect Auto 12%
CRE/Owner 19%
PPP 16%
CRE/Investor 20%

Balances as of June 30, 2020

Diversification of Commercial Real Estate Loans by Property Type

PLUMAS BANCORP



70,000,000
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
-
Retail
Office
Hospitality
Gas Stations with Convenience Store
Multi-Family
Mixed Commercial
Industrial
Residential
Mixed Commercial & Residential
Medical Facilities
Other Special Purpose
Restaurants
Assisted Living Facility
Mini Storage
Other General Purpose
Residential Land Development
Gaming
Commercial Land Development
CRE
SBA 504
SBA 7a

Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of June 30, 2020

Diversification of Real Estate Construction Loans by Property Type



7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
-
Mini Storage
Commercial Land Development
Residential Land Development
Hospitality
Medical Facilities
Gas Stations with Convenience Store
Multi-Family
Other Special Purpose
Other
CRE - Const
SBA - Const
Balances as of June 30, 2020

PLUMAS BANCORP

Geographic Distribution of Commercial Real Estate Loans

CALIFORNIA ECONOMIC REGIONS



Includes CRE/Investor, CRE/Owner and CRE/Multifamily

CRE DISTRIBUTION BY REGION

- 25% - Northern Nevada
- 23% - Northern Sacramento Valley (light green)
- 21% - Northern California (dark green)
- 13% - Greater Sacramento (yellow)
- 5% - Bay Area (pink)
- 4% - Central Coast (orange)
- 3% - San Joaquin Valley (chartreuse green)
- 3% - Southern California (blue)
- 2% - Oregon & Washington
- <1% - Central Sierra (tan) & Southern Border (magenta)

Balances as of June 30, 2020

Payroll Protection Program Loans

- Total PPP loans - $116 million
- Average balance - $107 thousand
- Fees collected from the SBA - $4.8 million
- Balance of unearned fees - $4.4 million
- Balance with a two-year maturity - $115 million
- Balance with a five-year maturity - $1 million

Balances as of June 30, 2020

PLUMAS BANCORP

Indirect Automobile Loans

- Total Automobile loans - $92 million
- Based on number of loans, at origination approximately half were new vehicles and half used vehicles.
- Average balance - $25 thousand
- Average term at origination - 6.4 years
- Average FICO at origination - 729
- Delinquent loans as a percent of total by dollars – 1.59%



BALANCE BY LOAN TYPE
New vehicle
Used vehicle
38%
62%

Balances as of June 30, 2020

PLUMAS BANCORP

Loans with Payment Deferrals (in thousands)

At June 30, 2020 there were 416 loans on deferral totaling $104 million



Chandler Road

	Month Payments Resume					
Loan Type	*July*	*August*	*September*	*October*	*Other*	**Total**
Agricultural	$ 222	$ -	$ -	$ -	$ 223	**$ 445**
Commercial	409	50	71	2,083	1,674	**4,287**
Real Estate - Residential	336	-	86	1,975	436	**2,833**
Real Estate - Commercial	9,300	7,697	4,023	54,931	8,393	**84,344**
Real Estate - Construction	-	-	-	2,420	-	**2,420**
Equity Lines of Credit	-	-	203	236	-	**439**
Automobile	2,072	908	1,346	3,738	1,346	**9,410**
Other	45	-	50	67	43	**205**
Total	**$ 12,384**	**$ 8,655**	**$ 5,779**	**$ 65,450**	**$ 12,115**	**$ 104,383**

PLUMAS BANCORP



Modoc County

Financial Recap

2019 Financial Highlights

PLUMAS BANCORP



Reno, NV

Dollars in thousands (Except per share)	12/31/2019	12/31/2018	Change	% Change
Assets	$ 865,191	$ 824,398	$ 40,793	5%
Deposits	$ 747,324	$ 726,565	$ 20,759	3%
Loans	$ 619,718	$ 566,199	$ 53,519	9%
Net Income	$ 15,512	$ 13,992	$ 1,520	11%
Income Before Tax	$ 21,380	$ 19,126	$ 2,254	12%
Net Interest Income	$ 37,555	$ 33,086	$ 4,469	14%
Net Interest Margin	4.75%	4.70%	0.05%	1%
ROAA	1.82%	1.83%	0.01%	1%
ROAE	20.2%	23.3%	3.1%	13%
Book Value per Share	$ 16.36	$ 13.03	$ 3.33	26%
Diluted EPS	$ 2.97	$ 2.68	$ 0.29	11%

2019 Financial Highlights – Five Year

PLUMAS BANCORP



Sand Harbor, Lake Tahoe

Dollars in thousands (Except per share)	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	%
Assets	$ 865,191	$ 824,398	$745,427	$657,975	$ 599,286	44%
Deposits	$ 747,324	$ 726,565	$662,657	$582,353	$ 527,276	42%
Loans	$ 619,718	$ 566,199	$486,634	$461,123	$ 400,971	55%
Nonperforming assets/total assets	0.33%	0.28%	0.59%	0.53%	1.06%	-69%
Net Income	$ 15,512	$ 13,992	$ 8,189	$ 7,474	$ 5,818	167%
Net Interest Margin	4.75%	4.70%	4.35%	4.21%	4.10%	16%
Efficiency ratio	49.9%	52.0%	55.5%	58.9%	63.5%	-21%
ROAA	1.82%	1.83%	1.18%	1.20%	1.02%	78%
ROAE	20.2%	23.3%	15.4%	16.1%	14.6%	38%
Book Value per Share	$ 16.36	$ 13.03	$ 11.00	$ 9.80	$ 8.79	86%
Diluted EPS	$ 2.97	$ 2.68	$ 1.58	$ 1.47	$ 1.15	158%

PLUMAS BANCORP

Second Quarter 2020 Financial Highlights



Feather River Canyon

Dollars in thousands (Except EPS)	6/30/2020	6/30/2019	Change	% Change
Assets	$ 1,036,864	$ 839,258	$ 197,606	24%
Deposits	$ 903,992	$ 737,211	$ 166,781	23%
Loans	$ 741,751	$ 592,138	$ 149,613	25%
Net Income	$ 3,185	$ 3,810	$ 625	16%
Net Interest Income	$ 9,148	$ 9,159	$ 11	-%
Net Interest Margin	4.01%	4.73%	0.72%	15%
ROAA	1.31%	1.83%	0.52%	28%
ROAE	14.0%	20.6%	6.6%	32%
Diluted EPS	$ 0.61	$ 0.73	$ 0.12	16%



Rainbow Bridge, Donner Summit

Recent Expansion Strategy



Apr '16
Opened LPO
Klamath Falls, OR
Jul '15
Purchased Rabo Bank's
Redding Branch
Dec '15
Opened
Reno Branch
May '14
Opened LPO
Chico
Jun '07
Opened SBA LPO
Auburn
Oct '18
Purchased Mutual of
Omaha Bank's
Carson City Branch
Branch
SBA Loan Production Office
Loan Production Office

PLUMAS BANCORP

Strengths

- Stable Management Team
- Strong Core Deposits
- Diversified Loan Portfolio
- Strong Net Interest Margin
- Non-Interest Income Streams
- Capital Management



Lake Tahoe

Challenges

- COVID -19 Pandemic
- Director and Management Succession
- Cybersecurity

PLUMAS BANCORP



Recent Awards Based on our 2018 & 2019 Performance

- 2nd Best Performing Community Bank in the Nation
  (publicly traded with assets between $500 million and $10 billion)
  By Raymond James & Associates
- Top 2% of all Community Banks
  (with assets under $3 billion)
  By S&P Global Market Intelligence
- CB Top 10 Community Bank
  (with assets between $500 million and $1 billion)
  By CB Resources, Inc.
- 'Super Premier' Performing Bank
  By The Findley Reports
- Sm-All Stars List of Top 30 Banks & Thrifts in the Nation
  (publicly traded on a major exchange with market cap below $2.5 billion)
  By Sandler O'Neill + Partners
- Bison Select Financial Institution
  (publicly traded banks without formal sell-side coverage)
  By D.A. Davidson